SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 4, 2013

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street,

Winston-Salem, NC 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2013, H.G.L. (Hugo) Powell notified Reynolds American Inc., referred to as RAI, that he is retiring from RAI’s Board of Directors, referred to as the Board, and the Board’s Audit and Finance Committee and Corporate Governance and Nominating Committee, referred to as the Nominating Committee, effective immediately after RAI’s Board meeting on December 5, 2013. Mr. Powell has served on RAI’s Board since July 30, 2004, as one of the five board members designated by Brown & Williamson Holdings, Inc., referred to as B&W, a subsidiary of British American Tobacco p.l.c., referred to as BAT, under the terms of a July 30, 2004 governance agreement, as amended, among RAI, B&W and BAT. His term as a Class II Director was scheduled to expire on the date of RAI’s 2015 annual meeting of shareholders.

At its meeting held on December 5, 2013, upon the recommendation of the Board’s Nominating Committee, RAI’s Board elected Susan M. Cameron (Ivey) to serve on RAI’s Board as a Class I Director and appointed her to serve on the Board’s Strategic Matters Review Committee, effective immediately after RAI’s Board meeting on December 5, 2013. The Class I Directors of RAI have a term of service ending on the date of RAI’s 2014 annual meeting of shareholders. After the December 5, 2013 election of Ms. Cameron, RAI’s Board is comprised of 13 Directors.

Ms. Cameron is eligible to participate in the non-employee director compensation arrangements described in RAI’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2013 for RAI’s 2013 annual meeting of shareholders, which description is incorporated herein by reference. Ms. Cameron is also a party to an indemnification agreement with RAI, the same indemnification agreement which RAI offers to all of its executive officers and directors (the form of which was previously filed as Exhibit 10.1 to RAI’s Form 8-K dated February 1, 2005).

A copy of the press release announcing the foregoing Board changes is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2013, the Board also approved an amendment to the amended and restated Bylaws of RAI to add a new Section 4.05, effective December 5, 2013, providing that, subject to certain exclusions, the state courts of North Carolina or the United States District Court for the Middle District of North Carolina will be the exclusive forum for certain legal actions. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete text of RAI’s amended and restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished as Exhibits to this Current Report on Form 8-K.

Number	Exhibit

3.1	Amended and Restated Bylaws of Reynolds American Inc., dated December 5, 2013

99.1	Press Release of Reynolds American Inc., dated December 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
	Name:	McDara P. Folan, III
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: December 6, 2013

INDEX TO EXHIBITS

Number	Exhibit

3.1	Amended and Restated Bylaws of Reynolds American Inc., dated December 5, 2013

99.1	Press Release of Reynolds American Inc., dated December 5, 2013